Morgan Stanley Variable Investment Series - Limited
Duration Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Oracle Corp. 2.375% due 1/15/2019
Purchase/Trade Date:	  7/9/2013
Offering Price of Shares: $99.652
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $130,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.29
Brokers: BofA Merrill Lynch, Credit Suisse, HSBC,
Citigroup, JP Morgan, Wells Fargo Securities, Mizuho
Securities, Morgan Stanley, RBC Capital Markets
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 National Australia Bank Limited
2.300% due 7/25/2018
Purchase/Trade Date:	  7/18/2013
Offering Price of Shares: $99.948
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $255,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets: 0.58
Brokers: Citigroup Global Markets Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Morgan Stanley &
Co. LLC, nabSecurities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 American Express Credit
Corporation 1.300% due 7/29/2016
Purchase/Trade Date:	  7/24/2013
Offering Price of Shares: $99.977
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.40
Brokers: Barclays Capital, Citigroup Global Markets Inc.,
Deutsche Bank Securities Inc., Wells Fargo Securities,
LLC, Mitsubishi UFJ Securities (USA) Inc., Mizuho
Securities, nabSecurities, LLC, U.S. Bancorp Investments
Inc., ANZ Securities, Inc., TD Securities (USA) LLC, The
Williams Capital Group, L.P., CastleOak Securities, L.P.,
Lebenthal & Co., LLC, Samuel A. Ramirez & Company,
Inc.
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Daimler Finance North America
LLC 2.375% due 8/1/2018
Purchase/Trade Date:	  7/24/2013
Offering Price of Shares: $99.752
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.56
Brokers: BNP Paribas Securities Corp., Citigroup Global
Markets Inc., Deutsche Bank Securities Inc., HSBC
Securities (USA) Inc., Mitsubishi UFJ Securities (USA),
Inc.
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Baidu, Inc. 3.250% due 8/6/2018
Purchase/Trade Date:	  7/30/2013
Offering Price of Shares: $99.835
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund:  0.023
Percentage of Fund's Total Assets: 0.51
Brokers:  JP Morgan, Goldman Sachs (Asia) L.L.C., ANZ,
Bank of China, Morgan Stanley
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Viacom Inc. 2.500% due 9/1/2018
Purchase/Trade Date:	  8/12/2013
Offering Price of Shares: $99.423
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets: 0.40
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan, RBS,
Deutsche Bank Securities, Morgan Stanley, Wells Fargo
Securities, BNP Paribas, Mizuho Securities, RBC Capital
Markets, SMBC Nikko, Guggenheim Securities, Lloyds
Securities, US Bancorp, BNY Mellon Capital Markets,
LLC, The Williams Capital Grouo, L.P., Santander, Banca
IMI
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Fifth Third Auto Trust A3 0.880%
due 10/16/2017
Purchase/Trade Date:	  8/14/2013
Offering Price of Shares: $99.982
Total Amount of Offering: $389,000,000
Amount Purchased by Fund: $169,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Fund's Total Assets: 0.39
Brokers: Barclays, Citigroup, Credit Suisse, JP Morgan,
Morgan Stanley, RBS
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Abbey National Treasury Services
3.050% due 8/23/2018
Purchase/Trade Date:	  8/20/2013
Offering Price of Shares: $99.779
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.28
Brokers: Citigroup Global Markets Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Morgan Stanley &
Co. LLC, Santander Investment Securities Inc., Wells
Fargo Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 The Southern Company 2.450% due
9/1/2018
Purchase/Trade Date:	  8/21/2013
Offering Price of Shares: $99.798
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $110,000
Percentage of Offering Purchased by Fund: 0.022
Percentage of Fund's Total Assets: 0.25
Brokers:  JP Morgan, Morgan Stanley, US Bancorp, Wells
Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 The Toronto-Dominion Bank
2.625% due 9/10/2018
Purchase/Trade Date:	  9/5/2013
Offering Price of Shares: $99.819
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 0.52
Brokers: TD Securities, Citigroup, Goldman, Sachs & Co.,
Morgan Stanley
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Hyundai Auto Receivables Trust A3
1.010% due 2/15/2018
Purchase/Trade Date: 9/11/2013
Offering Price of Shares: $99.982
Total Amount of Offering: $419,000,000
Amount Purchased by Fund: $145,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets: 0.33
Brokers: JP Morgan, BNP Paribas, Citigroup, Societe
Generale, Mitsubishi UFJ Securities, Mizuho Securities,
RBC Capital Markets, RBS, SMBC Nikko, TD Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Verizon Communications Inc.
3.650% due 9/14/2018
Purchase/Trade Date:	  9/11/2013
Offering Price of Shares: $99.996
Total Amount of Offering: $4,750,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.46
Brokers:  Barclays, BofA Merrill Lynch, JP Morgan,
Morgan Stanley, Citigroup, Credit Suisse, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital Markets, RBS,
Wells Fargo Securities, Deutsche Bank Securities,
Santander
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 World Omni Automobile Lease A3
1.090% due 12/15/2016
Purchase/Trade Date:	  9/11/2013
Offering Price of Shares: $99.984
Total Amount of Offering: $215,000,000
Amount Purchased by Fund: $113,000
Percentage of Offering Purchased by Fund: 0.053
Percentage of Fund's Total Assets: 0.26
Brokers: Credit Suisse, BofA Merrill Lynch, Morgan
Stanley
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Commonwealth Bank of Australia
2.500% due 9/20/2018
Purchase/Trade Date:	  9/16/2013
Offering Price of Shares: $99.897
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.58
Brokers: Citigroup Global Markets Inc., JP Morgan
Securities LLC, Morgan Stanley & Co. LLC,
Commonwealth bank of Australia
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ventas Realty LP 1.550% due
9/26/2016
Purchase/Trade Date:	  9/23/2013
Offering Price of Shares: $99.910
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.23
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co., JP
Morgan, UBS Investment Bank, Barclays, Credit Agricole
CIB, Morgan Stanley, Jefferies, RBC Capital Markets,
RBS, TD Securities, Wells Fargo Securities, BB&T Capital
Markets, BBVA, BNP Paribas, Fifth Third Securities, Inc.,
Mitsubishi UFJ Securities, SMBC Nikko, The Williams
Capital Group, L.P.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Edwards Lifesciences Corp. 2.875%
due 10/15/2018
Purchase/Trade Date:	  9/24/2013
Offering Price of Shares: $99.498
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.11
Brokers:  BofA Merrill Lynch, Goldman, Sachs & Co.,
Morgan Stanley, JP Morgan, Wells Fargo Securities,
Deutsche Bank Securities, HSBC, Mitsubishi UFJ
Securities, Mizuho Securities, US Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Wells Fargo & Co. 2.150% due
1/15/2019
Purchase/Trade Date:	  10/21/2013
Offering Price of Shares: $99.781
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.28
Brokers:  Wells Fargo Securities, LLC, Citigroup Global
Markets Inc., Credit Suisse Securities (USA) LLC,
Goldman, Sachs & Co., JP Morgan Securities LLC,
Morgan Stanley & Co. LLC, Apto Partners, LLC, Banca
IMI S.p.A., Barclays Capital Inc., BBVA Securities Inc.,
Blaylock Robert Van, LLC, Deutsche Bank Securities Inc.,
Drexel Hamilton, LLC, HSBC Securities (USA) Inc., ING
Financial Markets LLC, Lebenthal & Co., LLC, Lloyds
Securities Inc., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Natixis Securities Americas LLC, RBS
Securities Inc., Santander Investment Securities Inc., UBS
Securities LLC
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 ABN AMRO Bank N.V. 2.500%
due 10/30/2018
Purchase/Trade Date:	  10/23/2013
Offering Price of Shares: $99.841
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $230,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets: 0.54
Brokers:  Barclays Capital Inc., Citigroup Global Markets
Inc., Goldman, Sachs & Co., HSBS Securities (USA) Inc.
and Morgan Stanley & Co. LLC, ABN AMRO Bank N.V.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Altera Corporation 2.500% due
11/15/2018
Purchase/Trade Date:	  10/29/2013
Offering Price of Shares: $99.469
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.23
Brokers:  BofA Merrill Lynch, Morgan Stanley, Citigroup,
JP Morgan, The Williams Capital Group, L.P., US
Bancorp, Scotiabank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Volkswagen International Finance
NV 1.125% due 11/18/2016
Purchase/Trade Date:	  11/13/2013
Offering Price of Shares: $99.956
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.59
Brokers:  Deutsche Bank Securities, Morgan Stanley, RBC
Capital Markets
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Thomson Reuters Corp. 1.300% due
2/23/2017
Purchase/Trade Date:	  11/14/2013
Offering Price of Shares: $99.528
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets: 0.29
Brokers:  Barclays, BofA Merrill Lynch, Goldman, Sachs
& Co., JP Morgan, Deutsche Bank Securities, Morgan
Stanley, RBS, BMO Capital Markets, Citigroup, HSBC,
RBC Capital Markets, Standard Chartered Bank, TD
Securities, Wells Fargo Securities
Purchased from: Barclays
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Lloyds TSB Bank PLC 2.300% due
11/27/2018
Purchase/Trade Date:	  11/20/2013
Offering Price of Shares: $99.840
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.47
Brokers:  Goldman, Sachs & Co., JP Morgan, Lloyds
Securities, Morgan Stanley, UBS Investment Bank
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Hilton USA Trust 2013-HLT
1.169% due 11/5/2030
Purchase/Trade Date:	  11/22/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $393,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.23
Brokers:  JP Morgan, Deutsche Bank Securities, BofA
Merrill Lynch, Goldman, Sachs & Co., Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Thermo Fisher Scientific Inc.
2.400% due 2/1/2019
Purchase/Trade Date:	  12/4/2013
Offering Price of Shares: $99.796
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $210,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets: 0.49
Brokers:  Barclays, JP Morgan, RBS, BofA Merrill Lynch,
Credit Suisse, HSBC, Morgan Stanley, SMBC Nikko,
Banca IMI, BNP Paribas, BNY Mellon Capital Markets,
LLC, Citigroup, KeyBanc Capital Markets, Mitsubishi UFJ
Securities, Mizuho Securities, Scotiabank, US Bancorp
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 John Deere Capital Corp. 1.950%
due 12/13/2018
Purchase/Trade Date:	 12/10/2013
Offering Price of Shares: $99.787
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $170,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets: 0.40
Brokers:  Citigroup Global Markets Inc., Goldman, Sachs
& Co., Mitsubishi UFJ Securities (USA), Inc., BBVA
Securities Inc., Morgan Stanley & Co.; LLC, US Bancorp
Investments, Inc.
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.